Goodwill	12 Months Ended
Dec. 31, 2023
Text block [abstract]
Goodwill
14. Goodwill

Million US dollar	31 December 2023	31 December 2022

Acquisition cost
Balance at end of previous year	115 541	118 461
Effect of movements in foreign exchange	3 634	(3 147)
Disposal through business combinations	-	(32)
Transfers (to)/from other assets categories	(179)	(68)
Hyperinflation monetary adjustments	306	328
Balance at end of the period	119 302	115 541

Impairment losses
Balance at end of previous year	(2 531)	(2 665)
Effect of movements in foreign exchange	293	134
Impairment losses	(20)	-
Balance at end of the period	(2 259)	(2 531)

Carrying amount
Balance at end of the period	117 043	113 010

The carrying amount of goodwill was allocated to the different cash-generating units as follows:

Million US dollar	31 December 2023	31 December 2022

United States	33 387	33 578
Rest of North America	2 024	1 981
Mexico	14 697	12 823
Colombia	15 982	12 692
Rest of Middle Americas	23 576	23 242
Brazil	3 780	3 508
Rest of South America	1 036	1 249
Europe	2 157	2 081
South Africa	8 801	9 551
Rest of Africa	4 609	5 131
China	3 028	3 119
Rest of Asia Pacific	3 407	3 505
Global Export and Holding Companies	559	549
Total carrying amount of goodwill	117 043	113 010
Goodwill, which accounted for approximately 53% of AB InBev total assets as at 31 December 2023, is tested for impairment at the cash-generating unit level (that is one level below the operating segments). The cash-generating unit level is the lowest level at which goodwill is monitored for internal management purposes. Except in cases where the initial allocation of goodwill has not been concluded by the end of the initial reporting period following the business combination, goodwill is allocated as from the acquisition date to each of AB InBev’s cash-generating units that are expected to benefit from the synergies of the combination whenever a business combination occurs.
2023 impairment testing
AB InBev completed its annual impairment test for goodwill and concluded that, based on the assumptions described below, no impairment charge was warranted.
The company cannot predict whether an event that triggers impairment will occur, when it will occur or how it will affect the value of the asset reported. Goodwill impairment testing relies on a number of critical judgments, estimates and assumptions. AB InBev believes that all of its estimates are reasonable: they are consistent with the company’s internal reporting and reflect management’s best estimates. However, inherent uncertainties exist, that management may not be able to control. If the company’s current assumptions and estimates, including projected revenues growth rates, competitive and consumer trends, weighted average cost of capital, terminal growth rates, and other market factors, are not met, or if valuation factors outside of the company’s control change unfavorably, the estimated fair value of goodwill could be adversely affected, leading to a potential impairment in the future.
The company performed its annual goodwill impairment test at cash-generating unit level, which is the lowest level at which goodwill is monitored for internal management purposes.
The company’s impairment testing methodology is in accordance with IAS 36
Impairment of Assets
, in which fair-value-less-cost-to-sell and value in use approaches are taken into consideration. This consists in applying a discounted cash flow approach based on acquisition valuation models for the cash-generating units showing an invested capital to EBITDA multiple above 9x and valuation multiples for the other cash-generating units. The discounted cash flow approach was applied for the Colombia, Rest of Middle Americas, South Africa, Rest of Africa and Rest of Asia Pacific cash-generating units.
Key assumptions
The key judgments, estimates and assumptions used in the discounted cash flow calculations w er
e generally as follows:

●
Cash flows are based on AB InBev’s 10-year plan as approved by key management. The plan is prepared per cash-generating unit and is based on external sources in respect of macro-economic assumptions, industry, inflation and foreign exchange rates, past experience and identified initiatives in terms of market share, revenue, variable and fixed cost, capital expenditure and working capital assumptions;

●
In order to calculate the terminal value, the company extrapolated the cash flows after the first 10-year period using expected annual long-term GDP growth rates based on external sources, or applied a market multiple after the first 5 years of the plan set at 14.4x. The company considered sensitivities on these metrics and corroborated the calculations by market multiples;

●	Projections are discounted at the unit’s weighted average cost of capital (WACC), considering sensitivities on this metric;

●	Cost to sell is assumed to reach 2% of the entity value based on historical precedents.
For the main cash generating units, the terminal growth rate applied generally ranged between 2% and 6%.
The WACC applied in US dollar nominal terms were as follows:

Cash-generating unit	31 December 2023	31 December 2022

Colombia	10%	8%
Rest of Middle Americas	13%	9%
South Africa	11%	9%
Rest of Africa	14%	15%
Rest of Asia Pacific	7%	7%
Sensitivity to change in key assumptions
During its valuation, the company ran sensitivity analysis for key assumptions including the weighted average cost of capital, the terminal growth rate and the applied market multiple, in particular for the valuations of Colombia, South Africa and Rest of Africa cash-generating units that show the highest invested capital to EBITDA multiple.
In the sensitivity analysis performed by management during the annual impairment testing in 2023, an adverse change of 1% in WACC or terminal growth rate or an adverse change of 1x in market multiple would not cause a cash-generating unit’s carrying amount to exceed its recoverable amount except for Colombia where an adverse change of 1% in WACC would result in a negative headroom of 0.4 billion US dollar. While a change in the estimates used could have a material impact on the calculation of the fair values and trigger an impairment charge, the company, based on the sensitivity analysis performed is not aware of any reasonably possible change in a key assumption used that would cause a cash generating unit’s carrying amount to exceed its recoverable amount.
Although AB InBev believes that its judgments, assumptions and estimates are appropriate, actual results may differ from these estimates under different assumptions or market or macro-economic conditions.